Exhibit 10.23

AMENDMENT No. 1 dated as of September 8, 2020 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of July 20, 2018 (as amended, modified or otherwise supplemented through the date hereof, the “Credit Agreement”), by and among AERSALE, INC., a Florida corporation, AERSALE USA 1 LLC, a Delaware limited liability company, AerSale 23440 LLC, a Delaware limited liability company, AerSale 23441 LLC, a Delaware limited liability company, AerSale 23765 LLC, a Delaware limited liability company, AerSale 24423 LLC, a Delaware limited liability company, AerSale 25212 LLC, a Delaware limited liability company, AerSale 25260 LLC, a Delaware limited liability company, AERSALE 25313 LLC, a Delaware limited liability company, AerSale 25314 LLC, a Delaware limited liability company, AerSale 25417 LLC, a Delaware limited liability company, AerSale 26342 LLC, a Delaware limited liability company, AerSale 26343 LLC, a Delaware limited liability company, AerSale 26346 LLC, a Delaware limited liability company, AERSALE 27094 LLC, a Delaware limited liability company, AerSale 27469 LLC, a Delaware limited liability company, AerSale 27910 LLC, a Delaware limited liability company, AERSALE COMPONENT SOLUTIONS, INC., a New Mexico corporation, AerSale Aviation Limited, an Irish private company limited by shares, AerSale 25362 Aviation Limited, an Irish private company limited by shares, AerSale 25430 Aviation Limited, an Irish private company limited by shares, AerSale 27469 Aviation Limited, an Irish private company limited by shares, AerSale 27910 Aviation Limited, an Irish private company limited by shares, AERSALE 28149 AVIATION LIMITED, an Irish private company limited by shares, CORAL GABLES 1 LIMITED, an Irish private company limited by shares, CORAL GABLES 2 LIMITED, an Irish private company limited by shares, AVBORNE ACCESSORY GROUP, INC., a Delaware corporation, BANK OF UTAH, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE UNDER THE AIRCRAFT MSN 24125 TRUST, AERSALE USA 2 SUB LLC, a Delaware limited liability company, QWEST AIR PARTS, INC., a Florida corporation, Q2 AVIATION LLC, a Tennessee limited liability company, and AIRCRAFT COMPOSITE TECHNOLOGIES, INC., a Florida corporation (each a “Borrower” and collectively, the “Borrowers”), AERSALE CORP., a Delaware corporation formerly known as AerSale Holdings, Inc. (“Guarantor” and together with the Borrowers, each a “Loan Party” and collectively, the “Loan Parties”), the Lenders signatory hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender (the “Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

R E C I T A L S

WHEREAS, the Borrowers, Guarantor, Agent and the Lenders signatory thereto are parties to the Credit Agreement;

WHEREAS, the Borrowers request that the Agent and the Lenders agree to make certain amendments to the Credit Agreement;

WHEREAS, for the amendments contemplated in this Amendment to be effective, Section 14.1(a) of the Credit Agreement requires the consent of the Required Lenders;

WHEREAS, the Lenders signatory hereto constitute Required Lenders under the Credit Agreement; and

[AerSale] First Amendment

WHEREAS, the Agent and the Required Lenders are willing to agree to such amendments, on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1:               Amendments to Credit Agreement.

(A)          Section 1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

“First Amendment” means that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of September 8, 2020, by and among the Loan Parties and the Agent.

“First Amendment Effective Date” means September 8, 2020.

“Monocle Merger” means the merger transactions contemplated by the Monocle Merger Agreement.

“Monocle Merger Agreement” means that certain Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020, by and among Monocle Acquisition Corporation, a Delaware corporation, Monocle Holdings Inc., a Delaware corporation, Monocle Merger Sub 1 Inc., a Delaware corporation, Monocle Merger Sub 2 LLC, a Delaware limited liability company, Parent, and Leonard Green & Partners, L.P., a Delaware limited partnership, as in effect on the First Amendment Effective Date (or as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the First Amendment).

“Monocle Merger Documentation” means, collectively, the Monocle Merger Agreement and all schedules, exhibits and annexes thereto and all side letters and agreements affecting the terms thereof and entered into in connection therewith, in each case, as in effect on the First Amendment Effective Date (or, in each case, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of the First Amendment).

(B)           Section 1 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control” and replacing it with the following:

““Change of Control” means that:

(a)       prior to the effectiveness of the Monocle Merger

(i)       prior to a Qualifying IPO, Permitted Holders fail to own and control, directly or indirectly, 51%, or more, of the Equity Interests of Parent entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent, to be determined on a fully diluted basis and taking into account any outstanding Equity Interests or contract rights exercisable, exchangeable or convertible into Equity Interests, or

(ii)      on or after a Qualifying IPO, any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, of the Equity Interests of Parent entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent, to be determined on a fully diluted basis and taking into account any outstanding Equity Interests or contract rights exercisable, exchangeable or convertible into Equity Interests,

(b)       upon and after the effectiveness of the Monocle Merger: any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), excluding (x) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as a trustee, agent or other fiduciary or administrator of any such plan and (y) the Permitted Holders, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 35% or more of the Equity Interests of Parent entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of Parent, to be determined on a fully diluted basis and taking into account any outstanding Equity Interests or contract rights exercisable, exchangeable or convertible into Equity Interests, or

(c)       Parent fails to own and control, directly or indirectly, 100% of the Equity Interests of each other Loan Party (other than pursuant to a disposition of 100% of the Equity Interests of a Loan Party permitted in accordance with the provisions of Section 6.4 of this Agreement which results in such Person being released as a Loan Party in accordance with this Agreement).”

(C)           Section 6.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“6.14    Parent as Holding Company. Parent will not incur any liabilities (other than liabilities arising under the Loan Documents), own or acquire any assets (other than the Equity Interests of AerSale) or engage itself in any operations or business, except in connection with its ownership of AerSale and its rights and obligations under the Loan Documents; provided that this Section 6.14 shall not apply to any (x) liabilities incurred, (y) assets owned or acquired or (z) operations or business engaged in, in each case, pursuant to the Monocle Merger Documentation.”

Section 2:               Representations and Warranties. The Loan Parties hereby represent and warrant to the Agent and the Required Lenders as follows:

(i)               After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(ii)             The execution, delivery and performance by each of the Loan Parties of this Amendment are within the scope of its corporate or other organizational power, and have been duly authorized by all necessary corporate or organizational action, and no material authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution or delivery of this Amendment or for the validity or enforceability hereof except for those which been duly obtained, made or complied with prior to the date hereof. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, examinership, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)             The persons executing this Amendment are duly authorized to execute this Amendment and bind each Loan Party.

(iv)             All representations and warranties of each Loan Party contained in the Credit Agreement and those set forth herein (other than the representations or warranties expressly made only on and as of the Closing Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

Section 3:              No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect without modification or waiver.

Section 4:               Effectiveness. The effectiveness of this Amendment shall occur upon the satisfaction of the conditions listed below. Further, no Lender shall be obligated to make any advance or Loan, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner described below or reasonably satisfactory to, or waived in writing by, Agent and Required Lenders:

(A)          Amendment. This Amendment, or counterparts hereof shall have been duly executed by Agent, the Required Lenders, each Borrower and Guarantor, and delivered to Agent together with, where applicable, affidavits of execution outside of Florida.

(B)           Monocle Merger Documentation.

(i)               Agent shall have received and been satisfied with its review of:

(1)	that certain Amended and Restated Agreement and Plan of Merger, dated as of September [ ● ], 2020, by and among Monocle Acquisition Corporation, a Delaware corporation, Monocle Holdings Inc., a Delaware corporation, Monocle Merger Sub 1 Inc., a Delaware corporation, Monocle Merger Sub 2 LLC, a Delaware limited liability company, Guarantor, and Leonard Green & Partners, L.P., a Delaware limited partnership, as delivered to the Agent on or prior to the date hereof (the “Monocle Merger Agreement”); and

(2)	all schedules, exhibits and annexes to the Monocle Merger Agreement and all side letters and agreements affecting the terms thereof and entered into in connection therewith, in each case, as delivered to the Agent on or prior to the date hereof (all such schedules, exhibits, annexes, side letters and agreements, together with the Monocle Merger Agreement, the “Monocle Merger Documentation”).

(ii)              Agent shall have received satisfactory evidence that except as has been disclosed to the Agent prior to the date hereof, the form of Monocle Merger Agreement and other Monocle Merger Documentation previously delivered to the Agent have not been, and shall not be, amended, amended and restated, supplemented, otherwise modified or waived (whether pursuant to the Loan Parties’ consent or otherwise) in a manner that is materially adverse to the interests of the Lenders in their respective capacities as such, without the consent of the Agent and the Required Lenders (such consent not to be unreasonably withheld, conditioned or delayed).

(C)           Payment of Fees. Borrowers shall have reimbursed Agent for all reasonable fees, costs and expenses of closing presented as of the date hereof.

The release of the signature pages to this Amendment executed by the Agent and each Required Lender shall be conclusive evidence that each of the conditions listed above have been satisfied and/or waived in writing by the Agent and each Required Lender.

Section 5:               Covenant. Guarantor shall promptly provide written notice to Agent of the consummation of the merger transactions contemplated by the Monocle Merger Agreement (such merger transactions, collectively, the “Monocle Merger”) and provide Agent with copies of the merger certificates contemplated thereby.

Section 6:             Guarantor Reaffirmation and Consent. Guarantor hereby (a) consents to this Amendment; (b) acknowledges and reaffirms all of its obligations under any Loan Document to which it is a party; (c) agrees that each Loan Document to which it is a party is and shall remain in full force and effect, (d) confirms that the Guaranteed Obligations (as defined in the Guaranty and Security Agreement) include the Obligations, as increased, extended, and otherwise modified hereby and (e) ratifies and confirms its consent to any previous amendments of the Credit Agreement and any previous waivers granted with respect to the Credit Agreement. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent shall have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.

Section 7:              Expenses. The Borrowers agree to reimburse the Agent for its documented out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the documented fees, charges and disbursements of one counsel for the Agent, reasonably incurred to the extent required by Section 2.5(a) of the Credit Agreement.

Section 8:              Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing and delivering one or more counterparts.

Section 9:              Benefit of Amendment. The provisions of this Amendment shall be binding upon and inure to the benefit of each of the parties hereto. No person, other than the parties hereto, shall be entitled to claim any right or benefit hereunder, as a third-party beneficiary or otherwise.

Section 10:            Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), which would result in the application of the laws of any other jurisdiction.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized officers or attorney-in-fact, as the case may be, all as of the day and year first above written.

AERSALE, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AERSALE USA I LLC
AERSALE 23440 LLC
AERSALE 23441 LLC
AERSALE 23765 LLC
AERSALE 24423 LLC
AERSALE 25212 LLC
AERSALE 25260 LLC
AERSALE 25313 LLC
AERSALE 25314 LLC
AERSALE 25417 LLC
AERSALE 26342 LLC
AERSALE 26343 LLC
AERSALE 26346 LLC
AERSALE 27094 LLC
AERSALE 27469 LLC
AERSALE 27910 LLC

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AERSALE COMPONENT SOLUTIONS, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 25362 AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE 25430 AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 27469 AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of AERSALE 27910 AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

Signed and delivered as a deed for and on behalf of AERSALE 28149 AVIATION LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

Signed and delivered as a deed for and on behalf of CORAL GABLES 1 LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

Signed and delivered as a deed for and on behalf of CORAL GABLES 2 LIMITED

By:	/s/ Matthew White
Name:	Matthew White
Title:	Director

in the presence of:

/s/ Joan McElduff
Witness Signature

Joan McElduff
Witness Name

21 Springfield Road, Templeogue
Address

Tax Consultant
Occupation

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

AVBORNE ACCESSORY GROUP, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee for the Aircraft MSN 24125 Trust

By:	/s/ Michael Arsenault
Name:	Michael Arsenault
Title:	Vice President

AERSALE USA 2 SUB LLC

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

QWEST AIR PARTS, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

Q2 AVIATION LLC,

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

AIRCRAFT COMPOSITE TECHNOLOGIES, INC.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Chief Executive Officer

AerSale CORP.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	Director

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ David Klayes
Name:	David Klayes
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

WELLS FARGO CAPITAL FINANCE (UK) LIMITED, as a Lender

By:	/s/ Patricia Del Busto
Name:	Patricia Del Busto
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

CITY NATIONAL BANK OF FLORIDA, as a Lender

By:	/s/ Luis Diaz
Name:	Luis Diaz
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Albert Sarkis
Name:	Albert Sarkis
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement]